                          THE TURKISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS
                                        Stefanie V. Chang
Michael F. Klein                        VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                        Harold J. Schaaff, Jr.
Peter J. Chase                          VICE PRESIDENT
DIRECTOR
                                        Joseph P. Stadler
John W. Croghan                         VICE PRESIDENT
DIRECTOR
                                        Valerie Y. Lewis
David B. Gill                           SECRETARY
DIRECTOR
                                        Joanna M. Haigney
Graham E. Jones                         TREASURER
DIRECTOR
                                        Belinda A. Brady
John A. Levin                           ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

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ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

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CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756

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LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


                             -----------------
                                    THE
                                  TURKISH
                                INVESTMENT
                                 FUND, INC.
                             -----------------



                            FIRST QUARTER REPORT
                              JANUARY 31, 1998
                    MORGAN STANLEY ASSET MANAGEMENT INC.
                             INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
---------

For the three month period ended January 31, 1998, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -2.28% compared to 12.20% for the U.S. dollar adjusted MSCI Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through January 31, 1998, the Fund's total return, based on net asset value per share, was -15.17% compared to 74.62% for the Index. On January 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7 1/8 , representing a 14.9% discount to the Fund's net asset value per share.

The underperformance of the Fund for the period was again due to our underweight position in Is Bank (now 35% of the Index) which reached a speculative peak at the end of fiscal year 1997. We believe quite strongly that the bank at 17 times forward earnings and 4.5 times book value is fundamentally overvalued and riding the crest of a no doubt long standing speculative bubble. With the stock finally starting to weaken in January, we outperformed for the month, but not enough to compensate for the company's strong performance in 1997. We will remain underweight the stock going forward as we think that it will underperform dramatically in the months ahead due to the inevitable problems that the government will have when it attempts to sell its 12% stake in the bank in an upcoming secondary offering.

For the three month period ended January 31, volatility even by Turkey's exceptional standards has been unusually high. Following the speculative peak reached at the end of the year, the market began to weaken considerably in January as concerns about the government's reform program began to materialize. Having ended fiscal year 1997 as the second best performing emerging market after Russia, Turkey enters 1998 burdened by some high expectations. A 50% inflation target (current level is 100%), a series of high profile privatizations and some sort of agreement with the IMF have all been factors underlying the market's strong performance last year.

While there is certainly no sign yet that the government intends to willfully back track on any of these key issues, it remains possible that some of the targets will be hard to reach. The most difficult could be inflation. While earlier in the year, government promises of a sharp reduction in inflation seemed credible to the market, continued strong industrial and GDP growth (10% and 6%, respectively, for 1997) suggest that overall demand remains too robust to support a material easing of price inflation.

Without substantial support from the IMF, a dramatic curtailment in public sector investment, higher real interest rates and some sort of pegged currency regime, substantial progress on inflation will remain elusive. It should be remembered as well that the current government is after all a coalition which relies on support from left of center parties. Additionally, the closure of the pro-Islamist Refah party has increased the possibility of early elections. With the largest party in opposition now out of the way and with GDP growth humming along nicely at 6%, the Yilmaz led government is surely weighing its electoral options and is, accordingly, reluctant to embark on a harsh program of austerity.

For the time being then it looks as if we are in for a period of relative policy drift. While there may be the odd privatization or two, that would not be enough to sustain the market's buoyant sentiment of last year. It is also true that liquidity, both foreign and domestic, was fundamental to the market's strong performance last year. On the domestic front it seems certain that higher real rates and a slowdown in loan growth will put a cap on liquidity for the time being. From the foreign side, Turkey benefited from strong inflows last year as it was correctly perceived to be a safe haven from the carnage in Asia. A lack of primary and secondary stock supply was also favorable for the market. This year, with more money moving back into Asia and with over $ 1 billion in new offerings expected to come into the market, the liquidity dynamics do not seem as auspicious.


Despite the above-mentioned reservations, it remains true that at the very least Turkey is grappling with the key reform issues that in the past have been conspicuously avoided. Whether it be next week or next year, Turkey has no choice but to address its chronic problem with inflation. It is certain as well that the current government understands the necessity of this better than any of its predecessors. In the end it will come down to political will above all else.

In light of the current uncertainties we have reduced our weighting in the banking sector from 25% (the maximum weight allowed) to 20%. Banks had a terrific year last year and we feel that earnings growth going forward will not be as strong. We nevertheless retain our strong overweight position in Yapi Kredi Bank (13% vs 7%) as we see the bank still being materially undervalued relative to its peers despite its 100% plus outperformance of last year. We have increased weightings in defensive sectors as well - beverages, food and retail to be specific. In a volatile market these sectors have historically proven to be strong outperformers.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

/s/ Robert L. Meyer

Robert L. Meyer
PORTFOLIO MANAGER

/s/ Landon Thomas
Landon Thomas
PORTFOLIO MANAGER

February 1998

The Turkish Investment Fund, Inc.
Investment Summary as of January 31, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------
HISTORICAL                                               Total Return (%)
INFORMATION            -----------------------------------------------------------------------------------
                           Market Value (1)           Net Asset Value (2)                Index (3)
                       ------------------------     ------------------------       -----------------------
                                        Average                      Average                       Average
                       Cumulative       Annual      Cumulative       Annual        Cumulative      Annual
                       ----------       -------     ----------       -------       ----------      -------
Fiscal Year to Date      -4.76%             -          -2.28%            -           12.20%               -
One Year                  5.63           5.63%         13.13         13.13%          32.06          32.06%
Five Year                27.65           5.00          88.91         13.57          246.36          28.21
Since Inception*        -27.87          -3.92         -15.17         -1.99           74.62           7.07

Past performance is not predictive of future performance.
----------------------------------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION




[GRAPH]



                                                         Years ended October 31:

                                                                                                                    Three Months
                                                                                                                        Ended
                              1990*      1991       1992       1993      1994       1995       1996      1997     January 31, 1998
                             -------   --------   --------   --------   --------   --------   -------   -------   ----------------
Net Asset Value Per
  Share. . . . . . . . . .   $12.78    $  5.16    $  4.69    $  9.41    $  4.89    $  5.93    $ 5.57    $ 8.74        $ 8.38
Market Value Per Share       $ 9.38    $  7.00    $  6.00    $ 10.38    $  6.88    $  5.88    $ 5.38    $ 7.63        $ 7.13
Premium/(Discount) . . . .    -26.6%      35.7%      27.9%      10.3%      40.7%      -0.8%     -3.5%    -12.7%        -14.9%
Income Dividends . . . . .   $ 0.03          -    $  0.07    $  0.04    $  0.12         -     $ 0.12    $ 0.14        $ 0.14
Capital Gains
  Distributions. . . . . .        -    $  0.07    $  0.17          -          -         -          -         -             -
Fund Total Return (2). . .    14.80%    -59.27%     -6.36%    102.39%    -47.61%     21.27%    -4.09%    60.76%        -2.28%
Index Total Return (3) . .    93.17%    -64.65%    -21.03%    156.26%    -45.26%     26.48%    -4.24%    87.70%        12.20%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)  The MSCI Turkey Index is an unmanaged index of common stocks.
 *   The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS


[CHART]

--------------------------------------------------------------------------------
SECTORS


[CHART]

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                               PERCENT OF                                                               PERCENT OF
                                               NET ASSETS                                                               NET ASSETS
                                               ----------                                                               ----------
1.  Yapi Ve Kredi Bankasi                         13.3%           6.  Migros Turk TAS                                       4.7%
2.  Eregli Demir Ve Celik Fabrikalari TAS         10.7            7.  Goltas Cimento                                        4.1
3.  Carsi Buyuk Magazacilik                        8.7            8.  Arcelik                                               4.0
4.  Turkiye Garanti Bankasi                        6.4            9.  Guney Biracilik Ve Malt Sanayii                       4.0
5.  Pinar Sut                                      5.5           10.  Vestel Elektronik Sanayi Ve Ticaret AS                3.9
                                                                                                                           ----
                                                                                                                           65.3%
                                                                                                                           ----
                                                                                                                           ----

* Excludes short-term investments.

INVESTMENTS (Unaudited)
-------------
JANUARY 31,1998


                                                                          Value
                                                   Shares                 (000)
-------------------------------------------------------------------------------
TURKISH COMMON STOCKS (96.9%)
 (Unless otherwise noted)
-------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES (4.0%)
     Arcelik                                   27,363,000           U.S. $2,377
                                                                    -----------
-------------------------------------------------------------------------------

AUTOMOBILES (4.6%)
     Otosan Otomobil Sanayii AS                 1,845,000                 1,329
     Uzel Makina Sanayii AS                     8,715,000                 1,414
                                                                    -----------
                                                                          2,743
                                                                    -----------
-------------------------------------------------------------------------------

BANKING (19.7%)
     Turkiye Garanti Bankasi                   78,470,000                 3,588
     Turkiye Garanti Bankasi GDS                   38,801                   178
     Yapi Ve Kredi Bankasi                    217,635,000                 7,861
                                                                    -----------
                                                                         11,627
                                                                    -----------
-------------------------------------------------------------------------------

BEVERAGES & TOBACCO (8.5%)
     Ege Biracilik Ve Malt Sanayii             12,177,000                 1,406
     Erciyas Biracilik                          7,012,000                 1,282
     Guney Biracilik Ve Malt
       Sanayii                                 21,542,000                 2,339
                                                                    -----------
                                                                          5,027
                                                                    -----------
-------------------------------------------------------------------------------

BUILDING MATERIALS & COMPONENTS (8.1%)
     Adana Cimento                              8,000,000                   640
     Goltas Cimento                            13,905,000                 2,416
     Turk Sise Ve Cam Fabrikalari              38,841,000                 1,740
                                                                    -----------
                                                                          4,796
                                                                    -----------
-------------------------------------------------------------------------------

ELECTRICAL & ELECTRONICS (3.9%)
     Vestel Elektronik Sanayi Ve
       Ticaret AS                              29,755,000                 2,313
                                                                    -----------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.1%)
     Global Menkul Degerler S.A.               27,794,000                   553
     Global Securities Services,
       Inc. Ltd.                                4,585,000                    91
     Global Securities Services,
       Inc. Ltd. - New                              1,360                    --@
                                                                    -----------
                                                                            644
                                                                    -----------
-------------------------------------------------------------------------------

FOOD & HOUSEHOLD PRODUCTS (5.5%)
     Pinar Sut                                 56,193,500                 3,276
                                                                    -----------
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER (2.7%)
     Kartonsan                                 28,870,000                 1,584
                                                                    -----------
-------------------------------------------------------------------------------

INSURANCE (1.7%)
     Gunes Sigorta                             33,502,000                   980
                                                                    -----------
-------------------------------------------------------------------------------

MERCHANDISING (13.4%)
     Carsi Buyuk Magazacilik                    9,170,000           U.S. $5,136
     Migros Turk TAS                            3,084,000                 2,785
                                                                    -----------
                                                                          7,921
                                                                    -----------
-------------------------------------------------------------------------------

METALS - NON-FERROUS (0.0%)
     Rabak Elektrolitik Bakir Ve
       Mamulleri                                3,272,280                    --
                                                                    -----------
-------------------------------------------------------------------------------

METALS - STEEL (10.7%)
     Eregli Demir Ve Celik
      Fabrikalari TAS                          43,335,000                 6,340
                                                                    -----------
-------------------------------------------------------------------------------

MULTI-INDUSTRY (2.4%)
     Koc Holding AS                             6,600,000                 1,418
                                                                    -----------
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (3.1%)
     Netas Telekomunik                          5,350,000                 1,859
                                                                    -----------
-------------------------------------------------------------------------------

TEXTILES & APPAREL (1.7%)
     Aksa Akrilik Kimya Sanayii
       AS-New                                  16,405,000                   975
     Mensucat Santral                           3,606,400                    --
                                                                    -----------
                                                                            975
                                                                    -----------
-------------------------------------------------------------------------------
TRANSPORTATION - AIRLINES (3.3%)
     Usas Ucak Servisi                            660,000                 1,931
                                                                    -----------
-------------------------------------------------------------------------------

UTILITIES - ELECTRIC & GAS (2.5%)
     Turcas Petroculuk AS                      55,532,000                 1,447
                                                                    -----------
-------------------------------------------------------------------------------

TOTAL TURKISH COMMON STOCKS
     (Cost U.S.$43,978)                                                  57,258
                                                                    -----------
-------------------------------------------------------------------------------
                                                     Face
                                                   Amount
                                                    (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.1%)
     Chase Securities, Inc.,
       5.38%, dated 1/30/98, due
       2/2/98 to be repurchased
       at U.S.$1,826, collateralized
       by U.S.$1,800 U.S. Treasury
       Note 6.25%, due 6/30/02,
       valued at U.S.$1,869
       (Cost U.S. $1,825)                    U.S.$  1,825                 1,825
                                                                    -----------
-------------------------------------------------------------------------------

                                                  Amount                 Amount
                                                   (000)                  (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost U.S. $45,803)                                               U.S.$ 59,083
                                                                  -------------
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (0.0%)
     Other Assets                             U.S.$ 2009
     Liabilities                                  (2,020)                   (11)
                                              -----------         -------------
-------------------------------------------------------------------------------

NET ASSETS (100%)
Applicable to 7,046,430 issued and
  outstanding U.S.$0.01 par value shares
  (30,000,000 shares authorized)                                  U.S.$  59,072
                                                                  -------------
                                                                  -------------
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                         U.S.$    8.38
                                                                  -------------
                                                                  -------------
-------------------------------------------------------------------------------

    @ --  Value is less than U.S.$500.
  GDS --  Global Depositary Shares.
          January 31, 1998 exchange rate - Turkish Lira (TRL)
          218,725 =  U.S.$1.00.


                                          7